SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                NCRIC Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D. C. 20007
                                 (202) 969-1866



                                 April 10, 2000


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of NCRIC Group, Inc. (the "Company"), which will be held at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C. at 6:00 p.m. (Eastern daylight time) on Tuesday, May 9, 2000.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and its subsidiaries. Directors and officers of the Company will be present to respond to any questions that shareholders may have. Also enclosed for your review is our Annual Report to Shareholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of seven directors. The Board of Directors of the Company has determined that the election of these directors is in the best interest of the Company and its shareholders, and the Board of Directors unanimously recommends a vote "FOR" the matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                           Sincerely,



                                           /s/ R. Ray Pate, Jr.
                                           -------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                                    NOTICE OF
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held On May 9, 2000


         Notice is hereby given that the Annual Meeting of Shareholders of NCRIC Group, Inc. (the "Company") will be held at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C., on Tuesday, May 9, 2000 at 6:00 p.m. (Eastern daylight time).

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of seven directors; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 24, 2000, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

                                              By Order of the Board of Directors



                                              /s/William E. Burgess
                                              ---------------------
                                              William E. Burgess
                                              Secretary
Washington, D.C.
April 10, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866
                      -------------------------------------

                                 PROXY STATEMENT
                      -------------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2000
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NCRIC Group, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C., on Tuesday, May 9, 2000, at 6:00 p.m. (Eastern daylight time), and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 10, 2000.

         Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, executed proxies will be voted "FOR" the election of the nominees set forth in this Proxy Statement.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, William E. Burgess, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any shareholder who had given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on March 24, 2000 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,742,855 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of one-third of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the seven nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under the Company's Bylaws, Directors are elected by a plurality of the shares voted at the Annual Meeting, in person or by proxy, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld. Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                      Amount of Shares
                                      Owned and Nature      Percent of Shares
         Name and Address of            of Beneficial        of Common Stock
          Beneficial Owner               Ownership             Outstanding
          ----------------               ---------             -----------

NCRIC, A Mutual Holding Company         2,220,000(1)              59.3%
1115 30th Street, N.W.
Washington, D.C. 20007
 -------------------------------

(1) The shares are held by NCRIC Holdings, Inc. a wholly-owned subsidiary of NCRIC, A Mutual Holding Company.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Seven directors will be elected at the Annual Meeting to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated R. Ray Pate, Jr., Leonard M. Glassman, M.D., Prudence P. Kline, M.D., Edward G. Koch, M.D., Raymond Scalettar, M.D., David M. Seitzman, M.D., and Robert L. Simmons, M.D. to serve as directors.

         The table below sets forth certain information regarding the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.


                                                                                           Shares of
                                      Positions                                          Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned (3)      Of Class
       -----          ------           -------            --------        ------           ---------      --------
                                      NOMINEES
R. Ray Pate, Jr.        40            President, Chief      1998           2003             24,030            *
                                      Executive Officer
                                      and Director
Leonard M. Glassman     53            Director              1993           2003             15,000            *
Prudence P. Kline       48            Director              1995(4)        2002              1,500            *
Edward G. Koch          57            Director              1996(4)        2001                800            *
Raymond Scalettar       70            Director              1980           2003              3,572            *
David M. Seitzman       70            Director              1980           2003              3,575            *
Robert L. Simmons       67            Director              1984(4)        2003              7,000            *

                                                        (footnotes on next page)

                                                                                           Shares of
                                      Positions                                          Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned (3)      Of Class
       -----          ------           -------            --------        ------           ---------      --------
                                    DIRECTORS CONTINUING IN OFFICE
Vincent C. Burke, III   48      Director                     1998           2002                300            *
Pamela W. Coleman       43      Director                     1989           2002              6,751            *
Luther W. Gray          59      Director                     1984(4)        2001              3,571            *
J. Paul McNamara        50      Director                     1998           2002             17,505            *
Leonard Parver          55      Director                     1998           2001              7,142            *
Nelson P. Trujillo      61      Chairman of the Board        1980           2001             28,570            *



                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Stephen F. Fargis       40      Senior Vice President and    n/a            n/a              9,322            *
                                Chief Operating Officer
Rebecca B. Crunk        48      Senior Vice President and    n/a            n/a              5,460            *
                                Chief Financial Officer
William E. Burgess      44      Senior Vice President and    n/a            n/a              3,024            *
                                Secretary
All Directors and Executive
Officers as a Group (16 persons)                                                           140,122          3.7%

-------------

*    Less than 1%.
(1)  As of December 31, 1999.
(2) Reflects the initial appointment as a director of NCRIC Group, Inc. or as a governor of National Capital Reciprocal Insurance Company, or a director of its attorney-in-fact, or its subsidiary Commonwealth Medical Liability Insurance Company. Except as otherwise indicated, each nominee and continuing director has served on the Board of Directors of the Company since the reorganization of National Capital Reciprocal Insurance Company and the formation of the Company in December 1998.
(3) Includes shares of common stock held directly and by spouses or minor children and in trust and other indirect ownership, as well as shares owned under NCRIC, Inc.'s 401(k) plan and ESOP.
(4) The initial appointment of Drs. Kline, Koch and Simmons to the Board of Directors of the Company is effective as of this Annual Meeting. Dr. Gray was appointed to the Board of the Company in 2000 to fill the unexpired term of a retiring director.


Directors

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Nelson P. Trujillo, M.D. was a governor and Chairman of the Board of National Capital Reciprocal Insurance Company from 1980 until its reorganization on December 31, 1998. Dr. Trujillo is currently President of Metropolitan Gastroenterology Group where he is a physician.

         R. Ray Pate, Jr. was the Treasurer of National Capital Reciprocal Insurance Company and President and Chief Executive Officer of National Capital Underwriters, Inc., attorney-in-fact for National Capital Reciprocal Insurance Company, from 1996 until the reorganization. From 1993 to 1995, Mr. Pate was Vice President, Hospital Division of FPIC, Inc., a medical professional liability insurance company.

         Vincent C. Burke, III has been a partner with the firm of Furey, Doolan & Abell, LLP since June 1, 1998. From April 1992 to May 1998, he was counsel to the law firm of Reed Smith Shaw & McClay. Mr. Burke's practice is in the areas of corporate, business, real estate and closely-held businesses. He practices in the District of Columbia and Maryland.

         Pamela W. Coleman, M.D. was a governor of National Capital Reciprocal Insurance Company from 1989 until the reorganization. Dr. Coleman is a urologist in private practice.

         Luther W. Gray, Jr., M.D. was a governor of National Capital Reciprocal Insurance Company from 1984 until the reorganization. He was a member of the executive committee of the board and is Chair of the underwriting committee. Dr. Gray is a physician and general surgeon with Luther W. Gray, Jr., M.D., PC and is Chair of the Department of Surgery at Sibley Memorial Hospital.

         Leonard M. Glassman, M.D. was a Director of National Capital Underwriters, Inc. from 1993 until the reorganization. Dr. Glassman is a physician with Washington Radiology Associates, P.C. He is a past member of the Finance Committee of the Medical Society of the District of Columbia and was Chief of Radiology of Columbia Hospital for Women Medical Center from 1984 to 1999. Dr. Glassman is currently the Chairman of the Board of Directors of NCRIC, Inc.

         Prudence P. Kline, M.D. was a Director of National Capital Underwriters, Inc. from 1995 until the reorganization. Dr. Kline is a physician in private practice in Washington, D.C. since 1986 and is a Director of NCRIC, Inc. since the reorganization.

         Edward G. Koch, M.D. has served as a Director of Commonwealth Medical Liability Insurance Company since 1996. Dr. Koch is an OB/GYN physician in private practice in Arlington, Virginia and Washington, D.C. Since 1997, he has been President of the Arlington County Medical Society Foundation.

         J. Paul McNamara has been President and Chief Operating Officer of Sequoia National Bank/Sequoia Bancshares, Inc. since 1988. From 1976 to 1988, Mr. McNamara was employed by the National Bank of Washington in several senior management positions.

         Leonard Parver, M.D. is the Chairman of the Board of Directors of NCRIC MSO, Inc. and has practiced medicine in Washington, D.C. for the past 22 years.

         Raymond Scalettar, M.D. was Vice Chairman of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the reorganization. He is a founder of the Washington Internal Medicine Group, a health policy consultant, a past trustee and Chair of the Board of Directors of the AMA, and a past Commissioner and Senior Consultant to the Joint Commission on Accreditation of HealthCare Organizations.

         David M. Seitzman, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the reorganization. Dr. Seitzman is now retired from the practice of medicine. He served on the boards of Blue Cross and Blue Shield of the National Capital

Area and the Medical Society of the District of Columbia and served as President and co-founder of the Center for Ambulatory Surgery, Inc. Since 1993, Dr. Seitzman has been a trustee of portfolios of The 59 Wall Street Fund, Inc., which is advised by Brown Brothers Harriman & Co., one of NCRIC Inc.'s investment advisors until January 1, 2000.

         Robert L. Simmons, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1984 until the reorganization. Dr. Simmons is Vice President of Medical Affairs at Providence Hospital in Washington, D.C. and is a thoracic and cardiovascular surgeon. Dr. Simmons is currently a director of NCRIC, Inc.

Executive Officers Who Are Not Directors

         Stephen S. Fargis was Senior Vice President - Business Development of National Capital Reciprocal Insurance Company from November 1995 until the reorganization. He is also Chief Operating Officer of NCRIC, Inc. From 1990 to 1995, he was Vice President of The Virginia Insurance Reciprocal.

         Rebecca B. Crunk was the Chief Financial Officer of National Capital Reciprocal Insurance Company from April 1998 until the reorganization. Ms. Crunk is a certified public accountant and is a member of the American Institute of Certified Public Accountants. From 1995 to 1998, she was Vice President, Treasurer and Controller of ReliaStar United Services Life Insurance Company. From 1985 to 1995, she was Senior Vice President and Controller of United Services Life Insurance Comp any.

         William E. Burgess was Senior Vice President - Claims and Risk Management of National Capital Reciprocal Insurance Company from August 1997 until the reorganization. From April 1997 to August 1997, he was Vice President
- Claims, Risk Management of National Capital Reciprocal Insurance Company and from 1993 to April 1997, he was Vice President - Claims, Risk Management and Underwriting of National Capital Reciprocal Insurance Company.

Committees and Meetings of the Board of Directors

         The business of the Company is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met thirteen times during 1999. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors performs and functions as the Nominating Committee.

         The Audit Committee is comprised of Directors Burke, Coleman and Seitzman. The Audit Committee recommends the firm to be appointed as independent accountants to audit the financial statements, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end audit, and considers the adequacy of the Company's internal accounting controls. The Audit Committee met six times in 1999.

         The Compensation Committee is comprised of Directors Burke, Seitzman and Trujillo. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning compensation, benefit policies and stock ownership programs, as well as the compensation of the chief executive officer. The Compensation Committee administers the stock option plan and the stock award plan. The Compensation Committee met three times during 1999.

         While the Board will consider nominees recommended by the shareholders, it has not actively solicited recommendations from shareholders. Nominations by shareholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

Director Compensation

         The Company pays cash compensation to each of its non-employee directors, other than the Chairman, of $25,000 per year. The Chairman of the Board of Directors receives $30,000 per year. Directors who are officers or employees of the Company receive no cash compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses in connection with attendance at any meeting of the Company's Board or any committee. During 1999, directors received option grants under the NCRIC, Inc. Stock Option Plan. Six directors (Messrs. Burke and McNamara, and Drs. Coleman, Gray, Scalettar and Seitzman) were each granted an option to purchase 1,850 shares of common stock. Two directors (Drs. Glassman and Parver) were each granted an option to purchase 5,550 shares of common stock. Dr. Trujillo was granted an option to purchase 8,880 shares of common stock. The exercise price of all shares underlying the options granted is the fair market value of the common stock on the date of grant.

Executive Compensation

         The following table sets forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer for the years ended December 31, 1999 and 1998 and the other executive officers (collectively referred to as "Named Executive Officers") who earned over $100,000 in salary and bonuses during 1999.


                                                                 Summary Compensation Table
                                                                                          Long-Term
                                                                                        Compensation
                                                 Annual Compensation(1)                    Awards
                                        ---------------------------------------    ----------------------
                                                                      Other        Restricted
                                                                      Annual          Stock      Options/      All Other
    Name and Principal        Fiscal                               Compensation       Award        SARs      Compensation
         Position            Year(2)    Salary($)     Bonus($)         ($)             ($)          (#)           ($)
         --------            -------    ---------     --------         ---             ---          ---           ---
R. Ray Pate, Jr.,
President and Chief            1999      $240,000     $90,000           -               -         13,320       $22,410
Executive Officer              1998       240,010      75,000           -               -            -          17,432
Stephen F. Fargis,             1999      $150,000     $42,000           -               -          9,250       $21,253
Chief Operating Officer        1998       151,440      37,500           -               -            -          14,716
Rebecca B. Crunk,              1999      $135,000     $40,500           -               -          7,400       $21,339
Chief Financial Officer        1998        84,135      31,250           -               -            -             406
William E. Burgess,            1999      $120,000     $28,600           -               -          7,400       $18,579
Senior Vice President          1998       109,981      27,500           -               -            -          11,082

-------------------
(1) Summary Compensation information is excluded for the year ended December 31, 1997 because the Company was not a public company during such period.
(2)  For the fiscal years ended December 31.

         Employment Agreements. R. Ray Pate, Jr. serves as the President and Chief Executive Officer of the Company under an employment agreement dated October 1, 1997 among National Capital Reciprocal Insurance Company, National Capital Underwriters, Inc. and Mr. Pate. Mr. Pate's employment agreement became the obligation of NCRIC, Inc. upon the merger of National Capital Underwriters, Inc. into NCRIC, Inc. in connection with the reorganization. Under the terms of his employment agreement, Mr. Pate is entitled to basic compensation of $240,000 per year and is reimbursed for all reasonable and proper business expenses incurred by him in the performance of his duties. The terms of the employment agreement also provide that Mr. Pate is entitled to:

(1) participate in any retirement and/or pension plans or health and medical insurance plans offered to NCRIC, Inc.'s senior executives;

(2)  receive an automobile allowance of $700 per month; and

(3)  be covered by both term life insurance and disability insurance.

         The term of the employment agreement is five years commencing October 1, 1997. NCRIC, Inc. may terminate the employment agreement for cause or without cause, at any time. Any dispute as to whether NCRIC, Inc. had cause will be determined by arbitration. If NCRIC, Inc. terminates Mr. Pate's employment agreement without cause, Mr. Pate is entitled to receive, as severance pay, an amount equal to two years' basic compensation at the base compensation in effect on the date of the termination. Mr. Pate may voluntarily terminate his employment provided that he gives twelve months' prior notice of his voluntary termination or pays liquidated damages equal to the amount of twelve months' basic compensation.

         National Capital Underwriters, Inc. entered into an employment agreement commencing December 1, 1997 with Stephen S. Fargis on substantially similar terms except that Mr. Fargis' employment agreement terminates November 30, 2000, provides for basic compensation of $150,000 per year and enables him to voluntarily terminate his employment on three months' prior notice. Mr. Fargis' employment agreement also became the obligation of NCRIC, Inc. upon the merger of National Capital Underwriters, Inc. into NCRIC, Inc. in connection with the reorganization.

         NCRIC, Inc. entered into an employment agreement commencing January 1, 1999 with Rebecca B. Crunk on substantially similar terms to Mr. Pate's, except Ms. Crunk's agreement terminates December 31, 2001, provides for basic compensation of $135,000 per year and enables her to voluntarily terminate her employment on three months' prior notice.

         Stock Benefit Plans. The Company has established a stock option plan and a stock award plan which provides discretionary awards to its directors, officers and key employees.

         Set forth in the table that follows is information relating to options granted under the stock option plan to the Named Executive Officers during 1999.


                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                           Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                                 Percent of Total
                                                  Options Granted
                                                  to Employees in     Exercise or    Expiration      Grant Date Present
           Name               Options Granted         FY 1999         Base Price        Date             Value (1)
           ----               ---------------         -------         ----------        ----             ---------
R. Ray Pate, Jr.                  13,320               35.6%             $7.00        7/29/09             $52,214

Stephen F. Fargis                  9,250               24.8%             $7.00        7/29/09             $36,260

William E. Burgess                 7,400               19.8%             $7.00        7/29/09             $29,008

Rebecca B. Crunk                   7,400               19.8%             $7.00        7/29/09             $29,008

---------
(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility ranging from .489% to .843%; risk free rate of return of 5.29%; dividend yield of 0%; and a ten year option life.

         Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 1999. No options were exercised by the Named Executive Officers during 1999.


                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                  FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------
                                                                           Number of            Value of Unexercised In-
                                                                           Options at             The-Money Options at
                                                                            Year-End                  Year-End(1)
                              Shares Acquired         Value        Exercisable/Unexercisable   Exercisable/Unexercisable
           Name                Upon Exercise        Realized                   (#)                         ($)
           ----                -------------        --------       -------------------------   -------------------------
R. Ray Pate, Jr.                     0                 $--                  0/13,320                   $0/$23,210
Stephen F. Fargis                    0                 $--                  0/9,250                    $0/$16,188
William E. Burgess                   0                 $--                  0/7,400                    $0/$12,950
Rebecca B.  Crunk                    0                 $--                  0/7,400                    $0/$12,950

-----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1999, at which date the last trade price of the Common Stock as quoted on the Nasdaq SmallCap Market was $8.75.

Transactions With Certain Related Persons

         On January 4, 1999, Sequoia National Bank loaned $2.2 million to the Company to partially finance the acquisition of HealthCare Consulting. J. Paul McNamara is a Director of the Company and is President of Sequoia National Bank. The loan has been repaid.


                              INDEPENDENT AUDITORS

         The Company's independent auditors for the year ended December 31, 1999 were Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date of the proxy statement relating to the prior year's annual meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Accordingly, in accordance with the foregoing, advance written notice of business or nominations to the Board of Directors to be brought before the 2001 Annual Meeting of Shareholders must be given to the Company no later than January 10, 2001. If notice is received after January 10, 2001, it will be considered untimely, and the Company will not be required to present the matter at the shareholders meeting.


                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's office,1115 30th Street, N.W., Washington, D.C. 20007, no later than December 11, 2000. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/William E. Burgess
                                              ---------------------
                                              William E. Burgess
                                              Secretary
Washington, D.C.
April 10, 2000

                                REVOCABLE PROXY
                               NCRIC Group, Inc.

 [  X  ]  PLEASE MARK VOTES
          AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                  MAY 9, 2000

   The undersigned appoints R. Ray Pate, Jr. and Nelson P. Trujillo, M.D., and each of them, with full powers of substitution, as proxies to vote all shares of the undersigned in NCRIC Group, Inc. at the Annual Meeting of Stockholders to be held on May 9, 2000, at 6:00 p.m. and at any and all adjournments, in the manner set forth herein.


   1. To elect as directors the nominees listed below (except as indicated to the contrary below):

R. Ray Pate, Jr., Leonard M. Glassman, M.D., Prudence P. Kline, M.D., Edward G. Koch, M.D., Raymond Scalettar, M.D., David M. Seitzman, M.D., Robert L. Simmons, M.D.


                                      With-      For All
                           For        hold       Except

                           [  ]       [  ]         [  ]

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                PLEASE CHECK BOX IF YOU PLAN TO
                                ATTEND THE MEETING.                [  ]

  Such proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments.

The Board of Directors recommends a vote "FOR" the above listed Nominees.

THIS SIGNED PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED FOR THE NOMINEES LISTED.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                               NCRIC Group, Inc.

              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.